EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-68834) of our report dated April 2, 2001 relating to the financial statements, which appears in E-LOAN's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the references to us under the headings "Experts" in such Registration Statement.








PricewaterhouseCoopers LLP





San Francisco, California
December 7, 2001






                                  EXHIBIT 23.1
                                      -1-